UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

Universal Corporation (the “Company”) is filing the attached proxy card solely to replace the sample proxy card included in the Definitive Proxy Statement (the “Proxy Statement”) that the Company originally filed with the Securities and Exchange Commission on July 1, 2025. After filing the Proxy Statement, the Company discovered that an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement.
Please note that no changes have been made to the body of the Proxy Statement and that the correct version of the proxy card has been included in the Proxy Statement that was made available to the Company’s shareholders.

[FORM OF PROXY]

UNIVERSAL CORPORATION C/O BROADRIDGE PO BOX 1342 EDGEWOOD, NY 11717
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/04/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/04/2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL#	0
NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K	SHARES	123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234
	PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors:	☐	☐	☐
Nominees

01 Lennart R. Freeman (3-year term)	02 Fotini E. Manolios (3-year Term)	03 Preston D. Wigner (3-year Term)

The Board of Directors recommends you vote FOR proposal 2.	For	Against	Abstain

2. Approve a non-binding advisory resolution approving the compensation of the named executive officers.	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 3.
3. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2026.	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.		Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

UNIVERSAL CORPORATION Annual Meeting of Shareholders August 5, 2025 11:00 AM Eastern Time This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Johan C. Kroner and Catherine H. Claiborne, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of UNIVERSAL CORPORATION that the shareholder(s) is/are entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders to be held at 11:00 AM, ET on August 5, 2025, at Universal Corporation, 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all director nominees in Proposal 1 and FOR Proposals 2 and 3, and in the best judgment of the named proxies after consultation with the Board of Directors or, if no recommendation is given, in their own discretion for other matters that may properly be presented for action at the Annual Meeting of Shareholders.

Continued and to be signed on reverse side